EXHIBIT 23.3










                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 (File No. 33-15694).




                                         /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP



San Antonio, Texas
August 29, 1997








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